© 2022 Texas Capital Bank Member FDIC September 6, 2022 Sale of BankDirect Capital Finance: Continued Execution of Strategic Initiatives

2 Forward-looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, our financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “forecast,” “could,” “should,” “projects,” “targeted,” “continue,” “become,” “intend” and similar expressions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, but are not limited to, uncertainties as to the timing of the sale of BankDirect Capital Finance and the risk that the transaction may not be completed in a timely manner or at all, the possibility that any or all of the conditions to the consummation of the sale of BankDirect Capital Finance may not be satisfied or waived, risks related to diverting management's attention from Texas Capital's ongoing business operations, uncertainties as to Texas Capital's ability and the amount of time necessary to realize the expected benefits of the transaction, changes in the economic and financial conditions of Texas Capital's business and uncertainties and matters beyond the control of management, credit quality and risk, the COVID-19 pandemic, industry and technological changes, cyber incidents or other failures, disruptions or security breaches, interest rates, commercial and residential real estate values, economic conditions, including inflation and the threat of recession, as well as market conditions in Texas, the United States or internationally, as well as governmental and consumer responses to those economic and market conditions, fund availability, accounting estimates and risk management processes, the transition away from the London Interbank Offered Rate (LIBOR), legislative and regulatory changes, business strategy execution, key personnel, competition, mortgage markets, fraud, environmental liability and severe weather, natural disasters, acts of war or terrorism or other external events. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 Executing on Texas Capital’s Strategic Transformation Priorities ◼ Texas Capital has entered into a definitive agreement to sell BankDirect Capital Finance, the insurance premium finance business, to AFCO Credit Corporation, an indirect wholly-owned subsidiary of Truist Financial Corp ◼ All-cash transaction with estimated proceeds of $3.4 billion1 representing an 8.5%2 asset premium ◼ Sale includes all business operations including the associated loan portfolio of approximately $3.1 billion as of June 30, 2022 ◼ Divestiture of 100% of the equity interests of BankDirect and the loan portfolio balance held by Texas Capital Bank for the account of BankDirect ◼ Represents sale of business unit assets, with no parent deposits, funding or capital transferred ◼ Expected to close in the fourth quarter of 2022, subject to various customary closing conditions ◼ Building the Flagship Full-Service Financial Services Firm in Texas ◼ Continued strategic reallocation of capital, liquidity, funding and expenses to support the value accretive growth of our Texas focused offering ◼ Remixing of the balance sheet and business model supporting expanded front-line coverage and improved relevance through targeted products and services driving ancillary income and commercial operating deposits ◼ Premium: Asset premium of 8.5%2 ◼ Capital & Book Value3: Robust increase in Texas Capital’s capital levels and tangible book value from June 30, 2022 levels ◼ Expected increases to key capital ratios, including a +199bps increase in Common Equity Tier 1 Ratio estimated ◼ Expected accretion to Tangible Book Value per Share of +6.5% estimated ◼ Funding & Liquidity4: Enhancement of liquidity profile allowing for continued strategic funding reallocation ◼ Pre-redeployment, Loans / Deposits ratio expected to decline and Liquidity Assets / Assets to improve ◼ Earnings Guidance: Given strong growth momentum in core business strategy, delivering year-over-year quarterly operating leverage is on track by year-end Transaction Overview Strategic Rationale Expected Financial Impact of Transaction 1. Subject to customary adjustments including for net asset value of the loan portfolio at time of closing 2. Represents estimated asset premium based on loan portfolio as of June 30, 2022. Asset premium is equal to the purchase price less the loan portfolio balance as of closing divided by the purchase price. Actual asset premium realized in transaction will adjust up or down based on size of loan portfolio divested at time of closing 3. Estimated book value and capital impacts shown based on illustrative time zero impacts inclusive of asset premium, estimated one-time expenses and reserve release associated with transaction; shown relative to June 30, 2022 reported financials for illustrative purposes and do not give effect for future redeployment actions 4. Based on gross impacts prior to capacity redeployment; shown relative to June 30, 2022 reported financials for illustrative purposes

Transaction Overview

Summary of Key Terms	
Business Divested	▪ $3.1 billion of premium finance loans as of June 30, 2022 ▪ Sale of business operations ▪ No funding or capital transferred ▪ All assets related to premium finance business including nationwide locations and associated leases transferred with business unit
Premium Received	▪ 8.5%[1] premium to loan balance purchased
Consideration	▪ 100% cash ▪ Estimated proceeds of $3.4 billion[2]
Acquiror	▪ AFCO Credit Corporation, an indirect wholly-owned subsidiary of Truist Financial Corp
Closing Timing	▪ Targeted close in Q4'22 ▪ Transaction subject to customary closing conditions
Other	▪ Key senior managers and employees to go to AFCO Credit Corporation with divested business

Overview of Premium Finance Business	
Loans (as of 6/30/2022)	$3.1Bn
Origination Volume ('21A)	$4.0Bn
Portfolio Composition Mix (as of 6/30/2022)	61% Fixed / 39% Variable
Duration (as of 6/30/2022)	P&C: 4-5 Months Life: ~26 Months
Yield on Loans (as of 6/30/2022) / Interest Income YTD (as of 6/30/2022)	3.8% / $53MM
Net Charge Offs ('22Q2 LTM)	0.01%
Employees (as of 6/30/2022)	122
Headquarters / National Office Locations	Chicago / 5
Direct Operating Expenses ('21A)	$36MM

Texas Capital Bancshares, Inc.

1. Represents estimated asset premium based on loan portfolio as of June 30, 2022. Asset premium is equal to the purchase price less the loan portfolio balance as of closing divided by the purchase price. Actual asset premium realized in transaction will adjust up or down based on size of loan portfolio divested at time of closing
2. Subject to customary adjustments including for net asset value of the loan portfolio at time of closing

4

5 Premium Finance 9% PPP Loans 2% Commercial & Industrial 28% // $6.8B Real Estate 24% Mortgage Finance 37% Key Highlights ◼ Divestiture enhances capacity to concentrate efforts and reposition our capital base in support of businesses where Texas Capital can be relevant to clients by offering broader commercial banking solutions rather than solely a loan product ◼ Year-to-date 2022 C&I loan growth of $1.5 billion, or ~20%, demonstrates emerging platform capabilities and progress relative to published strategic objectives describing target balance sheet composition Focused Portfolio Remix Commercial & Industrial 39% // $9.3bn Real Estate 21% Mortgage Finance 27% Premium Finance 13% December 31, 2020 June 30, 2022 $24.1 billion $24.5 billion June 30, 2022 excluding Premium Finance Commercial & Industrial 44% // $9.3bn Real Estate 25% Mortgage Finance 31% $21.0 billion Loan Portfolio Transformation Over Time Gross Loans HFI: